UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

Black Gaming, LLC
 (Exact name of registrant as specified in its charter)

Nevada	333-123179	20-8160036
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10777 W Twain Ave, Las Vegas, Nevada	89135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 318-6888

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On July 29, 2008, Robert R. Black, Sr., provided comments in an article in the Mesquite Local News, a local Mesquite, Nevada newspaper, regarding Black Gaming, LLC’s results for the second quarter of 2008. Mr. Black was quoted that “We’re still sliding backwards” and that “In May, we did very well. June dropped off the planet.”

The newspaper article, attached as Exhibit 99.1, is presented in its entirety to provide the context of Mr. Black’s statements.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	– Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Name
Exhibit 99.1	Article in Mesquite Local News

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Gaming, LLC

Date: August 4, 2008	By:	/s/ Sean P. McKay

Sean P. McKay
	Its:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Name
Exhibit 99.1	Article in Mesquite Local News

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